FIVE STAR PRODUCTS, INC.
                       1994 STOCK OPTION PLAN, AS AMENDED


Section 1.         Purposes

         The Plan authorizes the Committee to provide to Employees and Consultants of the Corporation and its Subsidiaries, who are in a position to contribute materially to the long-term success of the Corporation, with options to acquire Common Stock, par value $.01 per share, of the Corporation. The Corporation believes that this incentive program will cause those persons to increase their interest in the Corporation's welfare, and aid in attracting and retaining Employees, Consultants and Directors of outstanding ability.

Section 2.        Definitions

         Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section:

     (a) "Board" shall mean the Board of Directors of the Corporation.

     (b) "Cause" shall mean (1) Grantee's willful, material and irreparable breach of any agreement which governs the terms and conditions of his employment; (2) Grantee's gross negligence or gross incompetence in the performance or intentional nonperformance (continuing for ten (10) days after receipt of written notice of need to cure) of any Grantee's material duties and responsibilities; (3) Grantee's willful dishonesty, fraud or misconduct with respect to the business or affairs of the Corporation or any Subsidiary which materially and adversely affects the operations or reputation of the Corporation or any Subsidiary; (4) Grantee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by Grantee.

     (c) A "Change in Control" shall be deemed to have occurred if:

         (i) any person, other than the Corporation, an employee benefit plan of the Corporation or GP Strategies Corporation ("GPS"), acquires directly or indirectly, other than through a stock for stock exchange, the beneficial ownership (as defined in Section 13(d) of the Exchange Act) of any voting security of the Corporation or any Subsidiary and immediately after such acquisition such person is, directly or indirectly, the beneficial owner of voting securities representing 30% or more of the total voting power of all of the then-outstanding voting securities of the Corporation or such Subsidiary;

         (ii) the individuals (A) who, as of the date shares of Stock are distributed by GPS to holders of record of Common Stock and Class B Capital Stock of GPS, constitute the Board (the "Original Directors") or (B) who thereafter are elected to the Board and whose election or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election) or
     (C) who are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors and

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     Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election) (such individuals being the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board;

         (iii) the stockholders of the Corporation shall approve a merger, consolidation, recapitalization, or reorganization of the Corporation, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not sought or obtained, other than any such transaction which (i) is a stock for stock exchange, or
     (ii) would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being beneficially owned by at least 75% of the holders of outstanding voting securities of the Corporation immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

         (iv) the stockholders of the Corporation shall approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or a substantial portion of the Corporation's assets (i.e., 50% or more of the total assets of the Corporation).

     (d) "Code" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time."

     (e) "Committee" shall mean the Board, or any Committee of two or more Directors that may be designated by the Board to administer the Plan.

     (f) "Consultant" shall mean any person who is engaged to perform services for the Corporation or its Subsidiaries, other than as an Employee or Director.

     (g) "Control Person" shall mean any person who, as of the date pf grant of a Option, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Corporation or of any parent or subsidiary, within the meaning of Section 424 of the Code.

     (h) "Corporation" shall mean Five Star Products, Inc., a Delaware corporation.

     (i) "Director" shall mean any member of the Board.

     (j) "Employee" shall mean any full-time employee of the Corporation or its Subsidiaries (including Directors who are otherwise employed on a full-time basis by the Corporation or its Subsidiaries).

     (k) "Exchange Act" shall mean the Securities Exchange Act of 1934 as it may be amended from time to time.

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     (l) "Fair Market Value" of the Stock on a given date shall be based upon:
(i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations; or (ii) if the Stock is not listed on a national securities exchange or quoted in an interdealer quotation system, as determined by the Board in good faith in its sole discretion.

     (m) "Grantee ` shall mean a person granted an Option under the Plan.

     (n) "ISO" shall mean an Option granted pursuant to the Plan to purchase shares of the Stock and intended to qualify as an incentive stock option under
Section 422 of the Code, as now or hereafter constituted.

     (o) "1933 Act" shall mean the Securities Act of 1933, as amended.

     (p) "NQSO" shall mean an Option granted pursuant to the Plan to purchase shares of the Stock that is not an ISO.

     (q) "Options" shall refer collectively to NQSOs and ISOs issued under and subject to the Plan.

     (r) "Plan" shall mean this 1994 Stock Option Plans as set forth herein and as amended from time to time.

     (s) "Stock" shall mean shares of the Common Stock of the Corporation.

     (t) "Subsidiary" shall mean any corporation with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation.

Section 3.  Shares of Stock Subject to the Plan

         Subject to the provisions of Section 9, the total amount of Stock with respect to which Options may be granted under the Plan shall not exceed 4,000,000. Stock issuable under the Plan may be authorized but unissued shares or reacquired shares of Stock. If, prior to exercise, any Options are forfeited, lapse or terminate for any reason, the Stock covered thereby may again be available for Option grants under the Plan.

Section 4.  Administration of the Plan

         The plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulation relating to the Plan, to determine the terms and provisions of stock option agreements thereunder and to make all other determinations necessary or advisable for the administration

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of the Plan. Any controversy or claim arising out of or related to the Plan or the Options granted thereunder shall be determined unilaterally by, and at the sole discretion of, the Committee. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, determinations concerning Options granted to any person who is a Director or officer shall be made by the Committee, all of whose members shall be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act.

Section 5.   Types of Options

         Options granted under the Plan may be of two types: ISOs or NQSOs. The Committee shall have the authority and discretion to grant to an eligible Employee either ISOs, NQSOs, or both, but shall clearly designate the nature of each Option at the time of grant. Grantees who are not Employees of the Corporation or a Subsidiary on the date an Option is granted shall receive NQSOs.


Section 6    Grant of Options to Employees and Consultants

     (a) Employees and Consultants of the Corporation and its Subsidiaries shall be eligible to receive Options under the Plan.

     (b) The exercise price per share of Stock subject to an Option granted to an Employee or Consultant shall be determined by the Committee, provided, however, that the exercise price of each share subject to an Option shall be not less than 100% of the Fair Market Value of a share of the Stock on the date such Option is granted, or, in the case of an ISO granted to a Control Person, not less than 110% of such Fair Market Value.

     (c) The term of each Option granted to an Employee or Consultant shall be determined by the Committee, provided that no Option shall be exercisable more than ten years form the date such Option is granted, and provided further that no ISO granted to a Control Person shall be exercisable more than five years from the date of Option grant.

     (d) The Committee shall determine and designate from time to time Employees or Consultants who are to be granted Options, the nature of each Option granted and the number of shares of Stock subject to each such Option, provided, however, that in any calendar year, no Employee or Consultant may be granted an Option to purchase more than 750,000 shares of Stock (determined without regard to when such Option is exercisable), subject to adjustment pursuant to Section 9.

     (e) Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the ISO is granted) of the Stock with respect to which ISOs are exercisable for the first time by any Employee during any calendar year under all plans of the Corporation and any parent or subsidiary corporation (within the meaning of Section 424 of the Code) shall not exceed $100,000. To the extent the limitation set forth in the preceding sentence is exceeded, the Options with respect to such excess shall be treated as NQSOs.

     (f) The Committee, in its sole discretion, shall determine whether any Option granted to an Employee or Consultant shall become exercisable in one or more installments and specify the installment dates. The Committee may also make such other provisions, not inconsistent with the terms of the Plan, as it may deem desirable, including such provisions as it may deem necessary to qualify

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and ISO under the provisions of Section 422 of the Code. Notwithstanding any determination by the Committee regarding the exercise period of any Option granted to an Employee or Consultant, all such Options shall immediately become exercisable upon a Change in Control.

     (g) The Committee may, at any time, grant new or additional options to any eligible Employee or Consultant who has previously received Options under the Plan, or options under other plans, whether such prior Options or other options are still outstanding, have been exercised previously in whole or in part, or have been cancelled. The exercise price of such new or additional Options may be established by the Committee, subject to Section 6(b) hereof, without regard to such previously granted Options or other options.


Section 7.   Exercise of Options

     (a) A Grantee shall exercise an option by delivery of written notice to the Corporation setting forth the number of shares with respect to which the Option is to be exercised, together with cash, certified check, bank draft or postal or express money order payable to the order of the Corporation for an amount equal to the Option price of such shares and any income tax required to be withheld. The Committee may, in its sole discretion, permit other forms of payment, including shares of Stock, notes or other contractual obligations of a Grantee to make payment on a deferred basis.

     (b) Except as provided pursuant to Section 8 (a), no Option granted to an Employee or Consultant shall be exercised unless at the time of such exercise the Grantee is then an Employee or Consultant of the Corporation or Subsidiary.

     (c) Except as provided in Section 8(a), no Option granted to a Non-Employee Director shall be exercised unless at the time of such exercise the Grantee is then a Non-Employee Director.

     (d) Before the Corporation issues Stock to a Grantee pursuant to the exercise of an NQSO, the Corporation shall have the right to require that the Grantee make such provision, or furnish the Corporation such authorization, necessary or desirable so that the Corporation may satisfy its obligation under applicable income tax laws, to withhold for income or other taxes due upon or incident to such exercise. The Committee, may, in its discretion, permit such withholding obligation to be satisfied through the withholding of shares of Stock that would otherwise be delivered upon exercise of the NQSO.


Section 8.   Exercise of Options upon Termination

     (a) Upon the termination of a Grantee's relationship with the Corporation and its Subsidiaries, the period during which such Grantee may exercise any outstanding and then exercisable installments of his Options shall not exceed:
(i) if such termination is due to death or permanent and total disability (within the meaning of Section 22 (e) (3) of the Code), one year from the date of such termination, (ii) in the case of NQSOs, if such termination is due to retirement after age 60, three years, and (iii) in all other cases, three months from the date of such termination, provided, however, that in no event shall the period extend beyond the expiration of the Option term. Notwithstanding the

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foregoing, all Options shall immediately terminate upon a termination of a
Grantee's employment if the Committee determines, in its sole discretion, that such termination is for Cause.

     (b) In no event shall any Option be exercisable for more than the maximum number of shares that the Grantee was entitled to purchase at the date of termination of the relationship with the Corporation and its Subsidiaries.

     (c) The Committee may, in its discretion, extend the period of execisability set forth in clauses (i),(ii) and (iii) in paragraph (a) above.

     (d) The sale of a Subsidiary shall be treated as a termination of employment with respect to any Grantee employed by such Subsidiary.

     (e) Subject to the foregoing, in the event of death, Options may be exercised by a Grantee's legal representative.


Section 9.   Adjustment Upon Changes in Capitalization

     If the Corporation shall effect a subdivision or consolidation of shares or other increase or reduction of shares of Stock outstanding without receiving compensation therefore in money, services, or property, or any other change in corporate structure shall occur which affects the value of shares, then (a) the number of shares subject to outstanding Options shall be proportionately adjusted (without a change in the total price applicable to any such Option, but with a corresponding adjustment in the price per share) and (b) the number of shares available for issuance under Sections 3 and 6(d) shall be proportionately adjusted.


Section 10.  Restrictions on Issuing Shares

     No stock shall be issued or transferred under the Plan unless and until all applicable legal requirements have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Option on the Grantee's undertaking in writing to comply with such restrictions on any subsequent disposition of the shares of Stock issued or transferred thereunder as the Committee shall deem necessary or advisable as a result of any applicable law, regulation, official interpretation thereof, or any underwriting agreement, and certificates representing such shares may be legended to reflect any such restrictions.


Section 11.  General Provisions

     (a) Each Option shall be evidenced by a written agreement containing such terms and conditions, not inconsistent with the Plan, as the Committee shall approve. The terms and provisions of such agreements may vary among Grantees and among different Options granted to the same Grantee.


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     (b) The grant of an Option in any year shall not give the Grantee any right to similar grants in future years, any right to continue such Grantee's employment relationship with the Corporation or its Subsidiaries, or until such Option is exercised and share certificates are issued, any rights as a stockholder of the Corporation. All Grantees shall remain subject to discharge to the same extent as if the Plan were not in effect.

     (c) No Grantee, and no beneficiary or any other persons claiming under or through the Grantee, shall have any right, title or interest by reason of any Option to any particular assets of the Corporation or its Subsidiaries, or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Option except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure payment of any Option.

     (d) No Option shall be subject to anticipation, sale, assignment, pledge, encumbrance or charge except by will or the laws of descent and distribution, and an Option shall be exercisable during the Grantee's lifetime only by the Grantee.

     (e) The issuance of shares of Stock to Grantees or to their legal representatives shall be subject to any applicable taxes and other laws or regulations of the United States or of any state having jurisdiction thereof.


Section 12.  Amendment or Termination

     The board may, at any time, alter, amend, suspend, discontinue or terminate this Plan; provided, however, that no such action shall adversely affect the rights of Grantees to Options previously granted hereunder and, provided further, however, that any stockholder approval necessary or desirable in order to comply with Rule 16b-3 under the Exchange Act, Section 422 of the Code, the rules of any stock exchange3 on which the Stock may be listed, or any other applicable law or regulation, shall be obtained in the manner required therein.


Section 13.  Effective Date of Plan

     The Plan is effective on January 1, 1994. No Option may be granted more than ten years after such date.

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